LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON CHARLES STREET TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.

LEGG MASON GLOBAL TRUST, INC.

LEGG MASON INVESTMENT TRUST, INC.

LEGG MASON INVESTORS TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

LEGG MASON TAX-FREE INCOME FUND

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED MARCH 12, 2010

TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN

SCHEDULE A

The following information supplements and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the funds, increase fund transaction costs, and have a negative effect on the funds’ long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by LMIS (the funds’ distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed funds, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed funds. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within

30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds have also adopted policies and procedures to prevent the selective release of information about the funds’ holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the funds will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The funds reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Portfolio holdings

Portfolio holdings disclosure policy

A description of the funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The funds post their complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a monthly basis. The funds intend to post their complete portfolio holdings 14 calendar days following the month-end. Each fund, except Legg Mason Investment Counsel Maryland Tax-Free Income Trust, intends to post partial information concerning the fund’s portfolio holdings (such as top ten holdings) on the Legg Mason Funds’ website, in fact sheets and other formats on a monthly basis. The funds intend to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s holdings are posted.

Share price

Effective April 5, 2010, when the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time)

The following information supplements and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Statement of Additional Information.

Complete portfolio holdings information may be provided to shareholders and other persons on a monthly basis no sooner than 15 calendar days following the month-end, provided that such information has been made available to the public through a posting on the Legg Mason Funds’ website or by the filing of Form N-Q or Form N-CSR in accordance with SEC rules.

Partial information concerning the fund’s portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly basis no sooner than 11 business days after month-end, provided that such information has been made available to the public through postings on the Legg Mason Funds’ website at least one day previously.

Schedule A

Fund	Prospectus Date
Legg Mason Charles Street Trust, Inc.
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	May 1, 2009, as supplemented
Legg Mason Global Opportunities Bond Fund	September 1, 2009, as supplemented
Legg Mason Capital Management Value Trust, Inc.	February 26, 2010
Legg Mason Capital Management Special Investment Trust, Inc.	February 26, 2010

Legg Mason Investors Trust, Inc.
Legg Mason Capital Management American Leading Companies Trust	February 26, 2010
Legg Mason Capital Management Growth Trust, Inc.	February 26, 2010

Legg Mason Global Trust, Inc.
Legg Mason Batterymarch International Equity Trust	May 1, 2009, as supplemented
Legg Mason Batterymarch Emerging Markets Trust	May 1, 2009, as supplemented

Legg Mason Investment Trust, Inc.
Legg Mason Capital Management Opportunity Trust	May 1, 2009, as supplemented

Legg Mason Tax-Free Income Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	August 1, 2009, as supplemented

Legg Mason Global Asset Management Trust
Legg Mason International Opportunities Bond Fund	December 1, 2009
Legg Mason Strategic Real Return Fund	February 26, 2010
Legg Mason Manager Select Large Cap Growth Fund	December 1, 2009
Legg Mason Manager Select Large Cap Value Fund	December 1, 2009

FDXX012250